UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 8, 2016
AEOLUS PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)
0-50481	56-1953785
(Commission File Number)	(IRS Employer Identification No.)

26361 Crown Valley Parkway, Suite 150
Mission Viejo, California 92691
(Address of Principal Executive Offices, Including Zip Code)
949-481-9825
(Registrant's Telephone Number, Including Area Code)
__________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Item 4.01. Change in Registrant's Certifying Accountant
On September 8, 2016, the audit committee of the board of directors of Aeolus Pharmaceuticals, Inc. (the "Company") approved the selection of Haskell & White LLP ("Haskell") as its independent registered public accounting firm replacing Grant Thornton LLP ("Grant Thornton").
(a) Dismissal of Independent Registered Public Accounting Firm
On September 8, 2016, the Company's audit committee of the board of directors approved the dismissal of Grant Thornton as the Company's independent registered public accounting firm and the Company accordingly notified Grant Thornton of such action effective as of that date.
The reports of Grant Thornton on the Company's financial statements for each of the two fiscal years ended September 30, 2015 and September 30, 2014, did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles, other than the statements related to the Company's ability to continue as a going concern for the fiscal year ended September 30, 2014.
In addition, during the fiscal years ended September 30, 2015 and September 30, 2014, as well as during the subsequent interim period preceding September 8, 2016, there were no "disagreements" (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and related instructions) between the Company and Grant Thornton with respect to any matter relating to accounting principles, financial statement disclosure or auditing scope or procedures which, if not resolved to the satisfaction of Grant Thornton, would have caused Grant Thornton to make reference to the subject matter of the disagreement in its reports on the Company's financial statements with respect to such periods.
As previously reported in the Company's Annual Reports on Form 10-K for the years ended September 30, 2015 and September 30, 2014, and in the Company's Quarterly Reports on Form 10-Q for the quarters ended December 31, 2015, March 31, 2016 and June 30, 2016, the Company concluded that material weaknesses existed regarding a lack of resources to provide technical accounting oversight and review over financial reporting for complex debt and equity transactions.  A material weakness is a significant deficiency, or combination of deficiencies, in internal control over financial reporting that results in more than a remote likelihood that a material misstatement of the annual or interim financial statements will not be prevented or detected.  The subject matter of this material weakness was discussed by the Company's audit committee with Grant Thornton.
The Company has authorized Grant Thornton to respond fully to the inquiries of the successor independent registered public accounting firm concerning the material weakness.
Grant Thornton's letter to the U.S. Securities and Exchange Commission stating its agreement with the statements in these paragraphs is filed as Exhibit 16.1 to this Current Report on Form 8-K.
(b) Engagement of New Independent Registered Public Accounting Firm
On September 8, 2016, the Company engaged Haskell as its new independent registered public accounting firm. During the years ended September 30, 2015 and 2014, and through September 8, 2016, the date the Company engaged Haskell, the Company did not consult with Haskell regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

Item 9.01
Financial Statements and Exhibits.
(d) Exhibits
16.1   Letter from Grant Thornton LLP, dated September 13, 2016.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.
AEOLUS PHARMACEUTICALS, INC.

/s/ David C. Cavalier
Date: September 13, 2016	David C. Cavalier
Chairman & Chief Financial Officer

 Index to Exhibits

Exhibit Number	Description

16.1	Letter from Grant Thornton LLP, dated September 13, 2016.